SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2016

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3524 Airport Road

Maiden, North Carolina 28650

(Address of Principal Executive Offices)

(Zip Code)

(828) 464-8741

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 3, 2016, the Board of Directors of Air T, Inc. (the “Company”) adopted a resolution increasing the size of the Board of Directors from seven to eight and elected Raymond E. Cabillot as a director to fill the vacancy created by this expansion in the size of the Board. Mr. Cabillot, age 53, has served since January 1998 as Chief Executive Officer and a director of Farnam Street Capital, Inc., the General Partner of Farnam Street Partners L.P., a private investment partnership. Mr. Cabillot has not yet been appointed to serve on any committee of the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2016

AIR T, INC.

By:	/s/ Candice L. Otey
Candice L. Otey, Vice President-Finance, Chief Financial Officer, Secretary and Treasurer

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